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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS




We consent to the incorporation by reference in this Registration Statement on Form S-8 (File No. 333-43685, 333-63347 and 333-80381) of our report dated
February 2, 2001, except for paragraph two of Note 14, as to which the date is March 8, 2001, relating to the financial statements and financial statement schedules, which appears in Data Dimensions, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000.


PricewaterhouseCoopers LLP
Seattle, Washington
April 2, 2001